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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2004

                                 SCANSOFT, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                     000-27038                 94-3156479
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

                               9 Centennial Drive

                          Peabody, Massachusetts 01960
                          ----------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (978) 977-2000

                                      N.A.
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      Effective June 15, 2004, pursuant to an Agreement and Plan of Merger, dated as of May 4, 2004, as amended on May 28, 2004 (the "Merger Agreement"), by and among ScanSoft, Inc., a Delaware corporation ("ScanSoft"), Tennis Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of ScanSoft ("Merger Sub"), Telelogue, Inc., a Delaware corporation ("Telelogue"), Pequot Venture Partners II, L.P., PVP II Telelogue Prom Note 2 Grantor Trust, Palisade Private Partnership II, L.P., and NJTC Venture Fund SBIC, LP, Martin Hale as stockholder representative, and U.S. Bank National Association as escrow agent, Merger Sub was merged with and into Telelogue with Telelogue continuing as the surviving corporation and a wholly-owned subsidiary of ScanSoft. Telelogue is a provider of automated directory assistance applications for telecommunications service providers.

      Pursuant to the Merger Agreement, as a result of the merger, all issued and outstanding capital stock of Telelogue was converted into the right to receive its specified portion of the merger consideration (if any, as provided under the Merger Agreement), and was canceled. The merger consideration consists of an amount equal to $2,000,000 in cash (less certain expenses), of which $500,000 was placed in escrow to cover certain indemnification obligations, and a contingent payment of up to $2,000,000 in cash to be paid, if at all, on or about July 31, 2005, upon the achievement of certain performance goals described in the Merger Agreement.

      The terms of the acquisition are more fully described in the Merger Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) and (b) All financial information required by this Item 7 in connection with ScanSoft's acquisition of Telelogue will be filed by amendment to this Current Report on Form 8-K within sixty days (60) from the date of filing of this Current Report on Form 8-K.

      (c)   Exhibits.

            2.1 Agreement and Plan of Merger, dated as of May 4, 2004, as amended on May 28, 2004, by and among ScanSoft, Inc., Tennis Acquisition Corporation, Telelogue, Inc., Pequot Venture Partners II, L.P., PVP II Telelogue Prom Note 2 Grantor Trust, Palisade Private Partnership II, L.P., and NJTC Venture Fund SBIC LP, Martin Hale as stockholder representative and U.S. Bank National Association as escrow agent.

            99.1  Press Release issued by ScanSoft, Inc. on May 6, 2004.

                                      -2-

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SCANSOFT, INC.

                                   By: /s/ David A. Gerth
                                       ---------------------------------------
                                       David A. Gerth, Chief Financial Officer

Date: June 30, 2004

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of May 4, 2004, as amended on May 28, 2004, by and among ScanSoft, Inc., Tennis Acquisition Corporation, Telelogue, Inc., Pequot Venture Partners II, L.P., PVP II Telelogue Prom Note 2 Grantor Trust, Palisade Private Partnership II, L.P., and NJTC Venture Fund SBIC LP, Martin Hale as stockholder representative and U.S. Bank National Association as escrow agent.

99.1              Press Release issued by ScanSoft, Inc. on May 6, 2004.